Exhibit 10.64

FIRST AMENDMENT TO
AMENDED AND RESTATED SECURITY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT (this “First Amendment”), dated as of September 30, 2004, is entered into by and between LAS VEGAS SANDS, INC., a Nevada corporation (“LVSI”), VENETIAN CASINO RESORT, LLC, a Nevada limited liability company (“Venetian”), and each Subsidiary Guarantor (as defined below) from time to time a party to the Security Agreement (as defined below) (individually each a “Debtor” and collectively, “Debtors”), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank (“Scotiabank”), in its capacity as the Intercreditor Agent under the Intercreditor Agreement (as defined below) (in such capacity, “Intercreditor Agent”) for and on behalf of (i) each Bank Secured Party (as defined below), (ii) U.S. Bank National Association, a national banking association, as the trustee (the “Mortgage Notes Indenture Trustee”) for and on behalf of the Mortgage Note Holders (individually, each a “Mortgage Note Secured Party” and together, the “Mortgage Note Secured Parties”) under the Mortgage Notes Indenture (as defined below) and (iii) the Intercreditor Agent.

RECITALS

A.                                    Existing Casino Resort.  LVSI and Venetian own and operate a Venetian-themed hotel, casino, retail, meeting and entertainment complex (the “Existing Casino Resort”) with an existing total of approximately 4,000 suites, approximately 116,000 square feet of casino space and approximately 650,000 square feet of meeting and conference space located at 3355 Las Vegas Boulevard South, Clark County, Nevada.

B.                                    Phase II Hotel/Casino.  Lido Casino Resort, LLC, a Nevada limited liability company (“LCR”), an indirect, wholly-owned subsidiary of LVSI and VCR, intends to design, develop, construct, own and operate an approximately 3,000 suite hotel, a gaming facility of approximately 100,000 square feet, a multi-story parking structure and meeting complex (the “Phase II Hotel/Casino”) on certain land and airspace adjacent to the Existing Casino Resort, to be integrated with the Existing Casino Resort.  The Phase II Hotel/Casino will also be integrated with an enclosed mall with retail shops and restaurants of approximately 375,000 net leasable square feet (the “Phase II Mall”).

C.                                  Bank Credit Facility.  LVSI, Venetian, Scotiabank, as administrative agent (in such capacity, the “Bank Agent”), Goldman Sachs Credit Partners L.P., as sole lead arranger and sole bookrunner, each of the other agents and arrangers from time to time party thereto and the financial institutions from time to time party thereto (the “Bank Lenders”) entered into the Credit Agreement, dated as of August 20, 2004 (as amended, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Bank Lenders agreed, subject to the terms thereof and of the Security Agreement (as defined below) to make extensions of credit to LVSI and Venetian.  The Subsidiary Guarantors have guaranteed LVSI and Venetian’s obligations under the Bank Credit Agreement.

D.                                    Mortgage Notes Indenture.  LVSI, Venetian, certain guarantors named therein and the Mortgage Notes Indenture Trustee entered into the Mortgage Notes Indenture, dated as of June 4, 2002 (the “Mortgage Notes Indenture”), pursuant to which LVSI and Venetian issued the Mortgage Notes.

E.                                      Intercreditor Agreement.  The Intercreditor Agent, the Bank Agent and the Mortgage Notes Indenture Trustee have entered into the Amended and Restated Intercreditor Agreement, dated as of August 20, 2004 (as amended, amended and restated, supplemented or otherwise modified, from time to time, the “Intercreditor Agreement”), which sets forth certain agreements among such lenders with respect to the priority of the liens created hereunder, the enforcement of remedies and the allocation of the proceeds of any realization upon the Collateral.

G.                                    Security Agreement.  Debtors and the Intercreditor Agent have entered into the Amended and Restated Security Agreement, dated as of August 20, 2004 (as amended by this First Amendment and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”).

H.                                    First Amendment.  Debtors and Intercreditor Agent desire to amend the Security Agreement as more fully set forth below.

AGREEMENT

In consideration of the promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtors hereby agree to amend the Security Agreement as follows:

1.                                      Definitions.

1.1                                 Unless otherwise defined herein, all capitalized terms used herein which are defined in the Security Agreement shall have their respective meanings as used in the Security Agreement or, if not defined therein, in the Credit Agreement as in effect on the date hereof.  The rules of interpretation contained in the Credit Agreement as in effect on the date hereof shall apply to this First Amendment.

1.2                                 Unless otherwise defined herein, in the Security Agreement or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this First Amendment (whether or not capitalized herein), including its preamble and recitals, with such meanings.

2.                                      Amendments.

2.1                                 Clause (S) of Section 2.1.1 of the Security Agreement shall be amended to delete the parenthetical at the end of such clause (which reads “(including any intercompany

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notes)”) and to insert the following in its place:  “(including that certain Intercompany Mall Promissory Note, dated as of September 30, 2004, among Phase II Mall Holding, Phase II Mall Subsidiary and Venetian, that certain Security Agreement (Intercompany Mall Note), dated as of September 30, 2004, among Phase II Mall Holding, Phase II Mall Subsidiary, and Venetian and that certain Deed of Trust, Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of September 30, 2004, made and executed by Phase II Mall Subsidiary, as trustor, to Venetian, as beneficiary, and any other intercompany notes)”.

2.2                                 Clause (ii) of the last paragraph of Section 2.1 of the Security Agreement shall be amended and restated as follows:  “(ii) the Phase II Mall Sale Agreement or the Phase II Mall PA Assignment Agreement (as defined in the Disbursement Agreement)”.

3.                                      Miscellaneous.  Except as expressly amended hereby, the provisions of the Security Agreement shall remain in full force and effect.  Subject to the application of Nevada Gaming Laws, this First Amendment, including all matters of construction, validity, performance and the creation, validity, enforcement or priority of the lien of, and security interests created by, this First Amendment in or upon the Collateral shall be governed by the laws of the state of New York, without reference to conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), except as required by mandatory provisions of law and except to the extent that the validity or perfection of the lien and security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the state of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has caused this First Amendment to Amended and Restated Security Agreement to be duly executed and delivered as of the day and year first written above.

DEBTORS:

LAS VEGAS SANDS, INC.,
a Nevada corporation

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

[FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT]

VENETIAN CASINO RESORT, LLC,
a Nevada limited liability company

By:	Las Vegas Sands, Inc., as Managing Member

	By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

[FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT]

MALL INTERMEDIATE HOLDING COMPANY, LLC, a Delaware limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, Inc., as Managing Member

		By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

[FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT]

LIDO INTERMEDIATE HOLDING COMPANY, LLC, a Delaware limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, Inc., as Managing Member

		By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

[FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT]

VENETIAN VENTURE DEVELOPMENT, LLC, a Nevada limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, Inc., as Managing Member

		By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

[FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT]

VENETIAN OPERATING COMPANY LLC, a Delaware limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, Inc., as Managing Member

		By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

[FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT]

VENETIAN MARKETING, INC., a Nevada corporation

By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

[FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT]

VENETIAN TRANSPORT LLC, a Delaware limited liability company

By:	Las Vegas Sands, Inc., as Managing Member

	By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

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VENETIAN HOTEL OPERATIONS LLC, a Delaware limited liability company

By:	Venetian Casino Resort, LLC, as Managing Member
	By:	Las Vegas Sands, Inc., as Managing Member

		By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

[FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT]

INTERFACE EMPLOYEE LEASING, LLC, a Nevada limited liability company

By:	Las Vegas Sands, Inc., as Managing Member

	By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

[FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT]

YONA VENETIAN, LLC, a Delaware limited liability company

By:	Las Vegas Sands, Inc., as Managing Member

	By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

[FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT]

LIDO CASINO RESORT, LLC, a Nevada limited liability company

By:	Lido Intermediate Holding Company, LLC, its managing member
	By:	Venetian Casino Resort, LLC, its sole member
		By:	Las Vegas Sands, Inc., its managing member

			By:	/s/ HARRY MILTENBERGER
Name: Harry Miltenberger
Title: VP Finance, Secretary and Chief Accounting Officer

Notice Address for Debtors: 3355 Las Vegas Boulevard South Las Vegas, Nevada 89109 Attention: General Counsel Telefax: (702) 414-4421

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THE INTERCREDITOR AGENT:

THE BANK OF NOVA SCOTIA, a Canadian chartered bank, as the Intercreditor Agent

By:	/s/
Name:
Title:

Notice Address:	The Bank of Nova Scotia 580 California Street Suite 2100 San Francisco, CA 94104
Attention:	Alan Pendergast
Facsimile Number:	(415) 397-0791

with a copy to:	The Bank of Nova Scotia 600 Peachtree Street, N.E. Atlanta, GA 30308
Attention:	Hilma Gabbidon and Vicki Gibson
Facsimile Number:	(404) 888-8998

[FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT]